                                                                   Exhibit 10.13





                  KORN/FERRY INTERNATIONAL FUTURESTEP, INC.,
                            A Delaware corporation



                           STOCK PURCHASE AGREEMENT

                             STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (this "Agreement"), is dated as of December 1, 1997 ("Agreement Date"), by and among KORN/FERRY INTERNATIONAL, a California corporation ("KFI"), BILL GROSS' IDEALAB!, a California corporation ("Idealab"), MAN JIT SINGH, an individual ("Singh"), and KORN/FERRY INTERNATIONAL FUTURESTEP, INC., a Delaware corporation ("Company").

                                  ARTICLE 1.

                                   PREAMBLE

     1.1 The primary business purpose of the Company is to create, establish and maintain a business providing executive search and ancillary services to candidates and client companies on-line through the medium of the Internet (the "Business"). It is the intention of the Shareholders that the Company be a subsidiary of KFI. The Certificate of Incorporation, as filed with the Delaware Secretary of State, and the By-Laws which the Shareholders intend to adopt for the Company, are annexed hereto as Exhibits A and B, respectively.

     1.2 The purpose of this Agreement is to set forth the amount, terms and conditions under which the Shareholders will purchase shares of the Company's voting common stock, and the nature and terms and conditions under which the Shareholders will contribute other assets and services to the Company.

     1.3 Concurrently herewith, the Shareholders and the Company are entering into a certain Shareholders Agreement of even date (the "Shareholders Agreement"), pursuant to which the Shareholders and the Company have agreed upon matters relating to the management, control and operation of the Company, and restrictions upon the transfer of shares of the capital stock of the Company.

     1.4 Concurrently herewith, KFI and the Company are entering into a certain License Agreement of even date, pursuant to which, among other things, KFI will license to the Company the use of its name in connection with the Business (the "License Agreement").

     1.5 Concurrently herewith, the Company and Singh are entering into a certain Employment Agreement of even date, pursuant to which, among other things, Singh is employed as the President and Chief Executive Officer of the Company, for the term and consideration, and subject to the conditions, set forth therein (the "Singh Employment Agreement").

     1.6 Concurrently herewith, KFI and Singh are entering into a certain Agreement of even date (the "KFI/Singh Agreement") and a certain Stock Repurchase Agreement of even date

(the "KFI Stock Repurchase Agreement"), pursuant to which, among other things, Singh is admitted as a shareholder of KFI, subject to the terms and conditions set forth therein.

     1.7 The Shareholders intend that the Shareholders Agreement, the License Agreement, the Singh Employment Agreement, the KFI/Singh Agreement, and the KFI Stock Repurchase Agreement, be executed and delivered concurrently with the execution and delivery of this Agreement.

     1.8 Unless otherwise defined herein, all capitalized terms used in this Agreement, shall have the meanings set forth in the Appendix annexed hereto.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                  ARTICLE 2.

                            INITIAL CAPITALIZATION

     2.1  Purchase of Initial Shares. Concurrently herewith, each Shareholder
          --------------------------
shall purchase the following number of shares of the voting common stock of the Company for the cash consideration indicated, which when issued shall constitute "Shares" within the meaning of this Agreement and the Shareholders Agreement:


                                             Cash Purchase Price
     Name of Shareholder     No. Shares    Per Share         Total
     -------------------     ----------    -------------------------
     KFI                      1,142,778    $.025          $28,569.45
     Idealab                    318,334    $.025          $ 7,958.35
     Singh                      950,000    $.025          $23,750.00
                             ----------                   ----------
          Totals              2,411,112                   $60,277.80


                                              Cash Purchase Price
     Name of Shareholder    No. of Shares   Per Share         Total
     -------------------    -------------   ------------------------
     KFI                      7,085,722     $.25       $1,771,430.50
     Idealab                    768,166     $.25       $  192,041.50
                            -------------              -------------
          Totals              7,853,888                $1,963,472.00

     2.2  Payment of Purchase Price and Issuance of Stock Certificates. Each
          ------------------------------------------------------------
Shareholder shall pay to the Company the Total Cash Purchase Price for his or its Shares within one (1) business day after the Agreement Date by check or by wire transfer of immediately available funds. Upon receipt of such funds, certificates evidencing the Shares so purchased shall be issued and delivered to the applicable Shareholder.

                                  ARTICLE 3.

                SECOND ROUND FINANCING AND SUBSEQUENT OFFERINGS

     3.1  Purchase of Shares. At the times specified in Section 3.2 below, KFI
          ------------------
hereby agrees to purchase the following additional number of shares of voting common stock ("Additional Shares") of the Company for the cash consideration specified, which when issued will constitute "Shares" within the meaning of this Agreement and the Shareholders Agreement:

                                                  Cash Purchase Price
     Name of Shareholder    No. of Shares      Per Share         Total
     -------------------    -------------      -------------------------
     KFI                      2,600,000        $0.50          $1,300,000

     3.2  Timing of Purchase of Additional Shares. It is anticipated that the
          ---------------------------------------
Additional Shares required to be purchased by KFI as set forth in Section 3.1 above will be purchased in increments during calendar year 1998, as additional cash capital is needed by the Company. From time to time hereafter, the Board of Directors of the Company shall determine the amount and timing of the capital needed by the Company from the sale of these additional Shares. When such a determination is made by the Board of Directors of the Company, the Company shall give KFI at least thirty (30) days prior written notice specifying the amount of capital needed ("Capital Call Amount") and the date on or before which such capital must be funded (the "Capital Call Date"). Subject to the provisions of Sections 3.3 and 3.5 below, KFI shall fund 100% of the Capital Call Amount specified in the notice from the Company on or before the Capital Call Date, and concurrently therewith, KFI shall be issued one (1) share of the voting common stock of the Company for each $0.50 so funded.

     3.3  Right of Idealab to Purchase Additional Shares. The number of shares
          ----------------------------------------------
of the issued and outstanding voting common stock of the Company owned from time to time by Idealab after the issuance of the Shares pursuant to Article 2 of this Agreement, expressed as a percentage of the total issued and outstanding voting common stock of the Company, shall be referred to herein as the "Idealab Percentage." It is the intention of the parties hereto that if and when the Company offers the Additional Shares, Idealab shall have the right (but not the obligation) to maintain its then Idealab Percentage with respect to the total issued and outstanding shares of the voting common stock of the Company. Accordingly, if and when the Company offers to sell any of the Additional Shares, Idealab shall have the right (but not the obligation) to purchase from the Company that number (or less) of such Additional Shares which, after giving effect to the issuance of all Additional Shares then being offered and sold by the Company at that time, will result in Idealab's percentage ownership of the then issued and outstanding voting common stock of the Company being equal to (or if Idealab elects, less than) the Idealab Percentage immediately prior to such issuance. In order to exercise this right, Idealab must give written notice to the Company and KFI of its intention to exercise such right, specifying the number of shares it intends to purchase, sufficiently in advance of the date scheduled for the consummation of the sale of such Additional Shares so that the sale of such Additional Shares is not delayed beyond such scheduled date. If Idealab exercises such right, it shall thereupon become obligated to consummate the purchase of the shares it has elected to purchase for the same price, on the same terms and conditions, and at the same time as the other Additional Shares are to be sold.

     3.4  Rights of Idealab and KFI to Purchase Other Shares. The number of
          --------------------------------------------------
shares of the issued and outstanding voting common stock of the Company owned from time to time after the issuance of the Additional Shares by KFI, its subsidiaries, employees, shareholders, partners, and trusts and other entities formed by KFI for the purpose of holding shares of the capital stock of the Company, expressed as a percentage of the total issued and outstanding voting common stock of the Company, shall be referred to herein as the " KFI Percentage." It is the intention of the parties hereto that if and when the Company sells other shares of its voting common stock in addition to the Additional Shares (the "Other Shares") in transactions that do not involve licensing, promotion or other agreements with the purchaser in addition to the purchase of the Other Shares and which do not constitute public offerings of such Other Shares ("Subsequent Offerings"), KFI and Idealab shall each have the right (but not the obligation) to maintain its then KFI Percentage or its then Idealab Percentage, as applicable, with respect to the total issued and outstanding shares of the voting common stock of the Company. Accordingly, KFI and Idealab shall each have the right (but not the obligation) to purchase that number of shares of the voting common stock being offered in the Subsequent Offerings which, after giving effect to the issuance of all shares then being offered and sold by the Company at that time, will result in KFI's or Idealab's percentage ownership of the then issued and outstanding voting common stock of the Company, as applicable, being equal to (or if KFI or Idealab elect to purchase less, less than) the KFI Percentage or Idealab Percentage, as applicable, immediately prior to the issuance of such Other Shares in the Subsequent Offerings. In order to exercise this right, KFI and Idealab must give written notice to the Company of its intention to exercise such right, specifying the number of shares it intends to purchase, sufficiently in advance of the date scheduled for the consummation of the sale of the Other Shares being offered in the Subsequent Offerings so that the sale of such Other Shares is not delayed beyond such scheduled date. If KFI or Idealab exercises such right, it shall thereupon become obligated to consummate the purchase of the Other Shares it has elected to purchase for the same price, on the same terms and conditions, and at the same time as the Other Shares being offered in the Subsequent Offerings are to be sold. The Company shall give Idealab and KFI prompt written notice of such Subsequent Offerings sufficiently in advance of the date scheduled for the consummation of the sale of the Other Shares.

     3.5  Right to Designate Purchasers. KFI and Idealab shall each have the
          -----------------------------
right to assign their respective rights to purchase some or all of the Additional Shares and the Other Shares under this Article 3 to another Person or otherwise designate other Persons to purchase some or all of the Additional Shares or Other Shares ("Designated Purchaser") ; provided and on condition that: (a) no such Designated Purchaser constitutes a "Non-Permitted Transferee" within the meaning of the Shareholders Agreement; (b) each such Designated Purchaser executes a document, in form and substance satisfactory to the Company and its counsel, pursuant to which such Designated Purchaser agrees to be bound by the provisions of this Agreement and the Shareholders Agreement, agrees to become a "Shareholder" hereunder and thereunder, and agrees to receive and hold all such Additional Shares or Other Shares subject to the restrictions, terms and conditions of this Agreement and the Shareholders Agreement; and (c) no such assignment or designation by KFI or Idealab shall relieve KFI or Idealab from their respective obligations under this Article 3 to purchase such Shares, at the times and for the purchase price and on the other terms and conditions set forth herein. The rights afforded to KFI and Idealab under this Section 3.5 may, subject to compliance with applicable securities laws, be effected by KFI or Idealab first acquiring such Additional Shares or Other Shares from the Company and thereafter transferring such Additional Shares or Other Shares to the Designated Purchasers.

                                  ARTICLE 4.

                           RESTRICTIONS ON TRANSFER

     4.1  Restrictions on Transferability. The Shares shall not be transferable
          -------------------------------
except upon the conditions specified in Section 4.2 below, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each Shareholder will cause any proposed transferee of the Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Article 4.

     4.2  Legends on Stock Certificates. Each stock certificate evidencing
          -----------------------------
Shares purchased pursuant to this Agreement and any other securities issued in respect of such Shares upon or in connection with any Reorganization Transaction (collectively, the "Restrictive Securities") shall (unless otherwise permitted by the provisions of Section 4.3 below) bear the following legend or a legend substantially similar to the following legend:

          "THE SECURITIES EVIDENCED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSE ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. AT THE REQUEST OF THE COMPANY, SUCH COMPLIANCE SHALL BE EVIDENCED BY AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, FROM COUNSEL FOR THE TRANSFEROR (WHO IS REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL), TO THE EFFECT THAT THE SECURITIES PROPOSED TO BE TRANSFERRED MAY BE TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF FEDERAL AND APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS."

     4.3  Removal of Securities Act Legend. The legend required under Section
          --------------------------------
4.2 above on any stock certificate evidencing the Shares may be removed or not required if (a) such Shares have been registered under the Securities Act or (b) the Company receives an unqualified written opinion of counsel addressed to the Company, in form and substance reasonably satisfactory to the Company and its counsel (from counsel who shall be reasonably satisfactory to the Company and its counsel) to the effect that the proposed Transfer of the Restricted Securities may be effected without registration under the Securities Act or any applicable state securities laws, or (c) the Company receives a "no-action" letter from the Securities and Exchange Commission (and any necessary state securities administrator) to the effect that the distribution of such securities without registration under the Securities Act will not result in a recommendation by the Staff of the Commission (or such administrators) that action be taken with respect thereto.

     4.4  Other Restrictions on Transfer. The Shares shall also be subject to
          ------------------------------
the restrictions on transfer and other provisions of the Shareholders Agreement.

     4.5  Investment Representations and Warranties. Each Shareholder hereby
          -----------------------------------------
represents and warrants as indicated below:

          (a) Each individual Shareholder has reviewed, completed and executed
Schedule 1 hereto which is incorporated herein and made a part hereof by this reference, and the information provided to the Company in such Schedule 1 is complete and accurate.

          (b) By reason of its, his or her business or financial experience, each such Shareholder has such knowledge and experience in financial and business matters that such Shareholder is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision with respect thereto, and has the capacity to protect its, his or her interests in connection with its, his or her purchase of the Shares.

          (c) Each Shareholder has adequate means of providing for current needs and personal contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Company of the size contemplated.

          (d) Each Shareholder will purchase his or its Shares for his or its own account and for investment purposes only, and such Shareholder is not purchasing the Shares with a view to or for sale in connection with any distribution, resale or disposition of such Shares.

          (e) The information provided in this Section (including without limitation the information set forth in Schedule 1 hereto) may be relied upon in determining whether the offering in which each such Shareholder proposes to participate is exempt from registration under the Securities Act, and applicable state securities laws and the rules promulgated thereunder.

          (f) Each Shareholder will notify the Company immediately of any material changes to the information given by such Shareholder in this Section.

          (g) Each Shareholder such has a high degree of familiarity with the business and operations of the Company and understands and has evaluated the merits and risks inherent in any investment in the Shares.

          (h) Each Shareholder is relying solely upon his or its own knowledge of the Company and its prospects for the purpose of making his decision to purchase the Shares, and understands that no person has been authorized in connection with this offering to make any representations, and any representations given or made, must not be relied upon as having been authorized by the Company.

     4.6  Acknowledgments and Covenants. Each Shareholder acknowledges and
          -----------------------------
agrees as follows:

          (a) The Company has made available to each Shareholder the opportunity to ask questions of, and receive answers from, persons acting on behalf of the Company concerning the Company and the proposed sale of Shares pursuant to this Agreement, and otherwise to obtain any additional information, to the extent the Company or its executive officers possess such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information which such Shareholder has acquired.

          (b) Each Shareholder further acknowledges and agrees with the Company that (i) the Shares, when issued, will not have been registered under the Securities Act, or qualified under any state securities laws; (ii) any sale or other disposition of the Shares will be limited to a transaction permitted by the Shareholders Agreement and as to which, in each instance, an exemption from the registration requirements of the Securities Act and any applicable requirements under state securities laws can be established to the satisfaction of the Company and its counsel.

                                  ARTICLE 5.

                             ADDITIONAL COVENANTS

     5.1  Reimbursement of KFI. The Company shall reimburse KFI for all legal
          --------------------
fees, and other costs, expenses and capital expenditures, incurred or paid by KFI in connection with the business of the Company, including, without limitation, sums paid to Man Jit Singh on account of the Singh Employment Agreement, trademark expenses, costs of equipment, advertising expenses, wages paid to other employees of the Company, rent and license fees, and legal fees incurred in connection with the preparation and negotiation of agreements with Self Discovery Dynamics LLC and Dow Jones & Company (collectively referred to herein as "Reimbursable Amounts"). Reimbursable Amounts shall not include legal fees incurred in connection with the negotiation, preparation and implementation of this Agreement, the Shareholders Agreement, the Singh Employment Agreement, the License Agreement, the KFI/Singh Agreement and the KFI Stock Repurchase Agreement. Such reimbursement shall be made within 3 business days after KFI makes demand therefor, which may be given at any time after the date of this Agreement. At KFI's option, exercisable in its sole and absolute discretion, all or any portion of such

Reimbursable Amounts and all or any portion of any loans or other advances made by KFI to or for the benefit of the Company may, in lieu of such reimbursement and repayment, be credited against any sums otherwise payable by KFI for the purchase of Shares by KFI under this Agreement.

     5.2  Rights to Disclose Participation of Idealab and Involvement with
          ----------------------------------------------------------------
Company. The Company and KFI shall each have the right to publicly disclose the
-------
participation and involvement of Idealab in the Company and its businesses. Idealab shall prominently include and display on that page of its Internet site on which Internet links for its other portfolio of companies or businesses is included or displayed, an Internet link (in form and substance reasonably satisfactory to the Company) to all of the Company's Internet sites. Idealab shall have the right to publicly disclose its participation and involvement in the Company and its businesses and shall have the right to include the Company in its list of portfolio companies or businesses.

                                  ARTICLE 6.

                                 MISCELLANEOUS

     6.1  Transfer of Stock. Except as otherwise expressly provided in this
          -----------------
Agreement and the Shareholders Agreement, each Shareholder agrees not to transfer any of his shares of capital stock of the Company, without complying with the provisions of such Agreements.

     6.2  Injunctive Relief. It is acknowledged that it will be impossible to
          -----------------
measure the damages that would be suffered by the nonbreaching party if any party fails to comply with the provisions of this Agreement and that in the event of any such failure, the nonbreaching parties will not have an adequate remedy at law. The non-breaching parties shall, therefore, be entitled to obtain specific performance of the breaching party's obligations hereunder and to obtain immediate injunctive relief. The breaching party shall not urge, as a defense to any proceeding for such specific performance or injunctive relief, that the nonbreaching parties have an adequate remedy at law.

     6.3  Certificate of Incorporation and By-Laws. Subject to the provisions of
          ----------------------------------------
this Agreement, the Certificate of Incorporation and By-Laws of the Company may be amended in any manner permitted thereunder, except that neither the Certificate of Incorporation nor the By-Laws shall be amended in any manner that would conflict with, or be inconsistent with, the provisions of this Agreement.

     6.4  Preparation of Agreement. It is acknowledged by each party that such
          ------------------------
party either had separate and independent advice of counsel or the opportunity to avail itself or himself of separate and independent legal counsel. Each party hereto understands and acknowledges that the law firm of Morrison & Foerster LLP, is legal counsel to KFI only, and does not represent any other parties to this Agreement. In light of these and other relevant facts it is further acknowledged that no party shall be construed to be solely responsible for the drafting hereof, and therefore any ambiguity shall not be construed against any party as the alleged draftsman of this Agreement.

     6.5  Cooperation and Further Assurances. Each party agrees, without further
          ----------------------------------
consideration, to cooperate and diligently perform any further acts, deeds and things and to execute and deliver any documents that may from time to time be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

     6.6  Interpretation.
          --------------

          6.6.1 Entire Agreement/No Collateral Representations. Each party
                ----------------------------------------------
expressly acknowledges and agrees that this Agreement, the Shareholders Agreement, the Singh Employment Agreement, the License Agreement, the KFI/Singh Agreement and the KFI Stock Repurchase Agreement: (i) are the final expression of the parties agreements with respect to the subject matter hereof and thereof and are the complete and exclusive statements of the terms of such agreement;
(ii) supersedes any prior or contemporaneous agreements, promises, assurances, guarantees, representations, understandings, conduct, proposals, conditions, commitments, acts, course of dealing, warranties, interpretations or terms of any kind, oral or written (collectively and severally, the "Prior Agreements"), and that any such Prior Agreements are of no force or effect except as expressly set forth herein and therein; and (iii) may not be varied, supplemented or contradicted by evidence of Prior Agreements. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Agreement, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the modification or supplement is sought.

          6.6.2 Waiver. No breach of any agreement or provision herein
                ------
contained, or of any obligation under this Agreement, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained.

          6.6.3 Remedies Cumulative. Except as otherwise provided in this
                -------------------
Agreement, the remedies of each party under this Agreement, the Shareholders Agreement, the Singh Employment Agreement, the KFI/Singh Agreement, the KFI Stock Repurchase Agreement, and the License Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

          6.6.4 Severability. If any term or provision of this Agreement or the
                ------------
application thereof to any Person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (ii) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

          6.6.5 No Third Party Beneficiary. The parties specifically disavow any
                --------------------------
desire or intention to create any third party beneficiary obligations, and specifically declare that no third party shall have any rights hereunder or any right of enforcement hereof.

          6.6.6 No Reliance Upon Prior Representation. The parties acknowledge
                -------------------------------------
that no other party has made any oral representation or promise which would induce them prior to executing this Agreement to change their position to their detriment, partially perform, or part with value in reliance upon such representation or promise; the parties acknowledge that they have taken such action at their own risk; and the parties represent that they have not so changed their position, performed or parted with value prior to the time of their execution of this Agreement.

          6.6.7 Headings; References; Incorporation; Gender. The headings used
                -------------------------------------------
in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof. All cross-references in this Agreement, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Agreement, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. Any exhibit referenced in this Agreement shall be construed to be incorporated in this Agreement. As used in this Agreement, each gender shall be deemed to include the other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

     6.7  Enforcement.
          -----------

          6.7.1 Applicable Law. This Agreement and the rights and remedies of
                --------------
each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of Delaware, as if this agreement were made, and as if its obligations are to be performed, wholly within the State of Delaware.

          6.7.2 Consent to Jurisdiction; Service of Process. Any action or
                -------------------------------------------
proceeding arising out of or relating to this Agreement shall be filed in and heard and litigated solely before the state courts of California located within the County of Los Angeles. Each party generally and unconditionally accepts the exclusive jurisdiction of such courts and to venue therein, consents to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Agreement, and waives any defense or right to object to venue in said courts based upon the doctrine of "Forum Non Conveniens". Each party irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

          6.7.3 Attorneys' Fees and Costs. If any party institutes or should the
                -------------------------
parties otherwise become a party to any Action Or Proceeding based upon or arising out of this Agreement including, without limitation, to enforce or interpret this Agreement or any provision hereof, or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the Prevailing Party in any such Action Or Proceeding, whether or not such Action Or Proceeding proceeds to final judgment or determination, shall be entitled to receive from the non-Prevailing Party as a cost of suit, and not as damages, all Costs And Expenses of prosecuting or defending the Action Or Proceeding, as the case may be, including, without limitation, reasonable Attorneys' And Other Fees.

     6.8  Notices. Any notice, approval, disapproval, consent, waiver, or other
          -------
communication (collectively, "Notices") required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or mailed, certified or registered United States mail, postage prepaid, return receipt requested, or sent by Federal Express or other reliable overnight carrier for next business day delivery, or by fax. All Notices shall be deemed delivered (a) if personally served, when actually delivered to the address of the person to whom such Notice is given, (b) if sent via Federal Express or other overnight courier for next business day delivery, one (1) business day following the date on which the Notice is given to Federal Express or other overnight courier, (c) if by mail, three (3) days following deposit in the United States mail, or (d) if by fax, when the transmitting telecopier machine has confirmed that the Notice has been completed or sent without error. All Notices shall be addressed to the party to whom such Notice is to be given at the party's address set forth below or as such party shall otherwise direct by Notice sent pursuant to this
Section 6.8:

     If to the Company:   Korn/Ferry International Futurestep, Inc.
                          c/o Korn/Ferry International
                          1800 Century Park East, Suite 900
                          Los Angeles, California 90067
                          Attention:  Man Jit Singh, President
                          Telephone:  (310) 843-4121
                          Telecopier: (310) 553-8640

     If to KFI:           Korn/Ferry International
                          1800 Century Park East, Suite 900
                          Los Angeles, California 90067
                          Attention:  Peter L. Dunn, Vice Chairman
                          Telephone:  (310) 843-4100
                          Telecopier: (310) 553-8640

          With a copy to:    Michael C. Cohen, Esq.
                             Morrison & Foerster LLP
                             555 West Fifth Street, 35th Floor
                             Los Angeles, California 90013
                             Telephone:  (213) 892-5404
                             Telecopier: (213) 892-5454

          If to Idealab:     idealab!
                             130 West Union Street
                             Pasadena, CA 91103
                             Attention:  Mr. William Gross
                             Telephone:  (626) 585-6900
                             Telecopier: (626) 535-2742

          With a copy to:    idealab!
                             130 West Union Street
                             Pasadena, CA 91103
                             Attention:  Ms. Marcia Goodstein
                             Telephone:  (626) 535-2765
                             Telecopier: (626) 535-2742

          If to Singh:       Mr. Man Jit Singh
                             1050 Brooklawn Drive
                             Los Angeles, CA 90077
                             Telephone:  (310) 278-1572
                             Telecopier: (310) 278-1572

          With a copy to:    Paul H. Irving, Esq.
                             Manatt, Phelps & Phillips LLP
                             11355 W. Olympic Boulevard
                             Los Angeles, CA 90064
                             Telephone:  (310) 312-4000
                             Telecopier: (310) 312-4224


     6.9  Counterparts. This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto. Any signature page of this Agreement may be detached from any counterpart of this Agreement and re-attached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages.

     6.10 Assignment. Except as otherwise expressly provided in this Agreement,
          ----------
no party hereto may assign their rights or delegate their duties under this Agreement without the prior written consent of all of the other parties hereto; provided, however, that KFI may, without the consent of any other party hereto, assign its rights and delegate its duties under this Agreement to any Person which acquires all or substantially all of the assets of KFI, either through a purchase of such assets, by merger, by consolidation, by reorganization, or otherwise.

     IN WITNESS WHEREOF, the Company and the Shareholders have executed this Agreement in counterparts.

                              KORN/FERRY INTERNATIONAL,
                              a California corporation


                              By: /s/ Peter L. Dunn
                                 -----------------------------------------
                              Peter L. Dunn,
                              Chief Administrative Officer


                              BILL GROSS' IDEALAB!,
                              a California corporation


                              By: /s/ Marcia Goodstein
                                 -----------------------------------------
                                    Marcia Goodstein, COO


                              KORN/FERRY INTERNATIONAL FUTURESTEP, INC.,
                               a Delaware corporation


                              By: /s/ Man Jit Singh
                                 -----------------------------------------
                                  MAN JIT SINGH, PRESIDENT


                              By: /s/ Man Jit Singh
                                 -----------------------------------------
                                  MAN JIT SINGH

                                   APPENDIX

                              CERTAIN DEFINITIONS


     1. "Action Or Proceeding" means any and all claims, suits, actions, notices, inquiries, proceedings, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal.

     2. "Affiliate" means with respect to any person or entity ("Person No. 1"), any other person or entity which either (i) directly or indirectly owns or controls Person No. 1, or (ii) is directly or indirectly owned or controlled by Person No. 1, or (iii) is under direct or indirect common control with Person No. 1. The term "control" (and its corollaries) includes, without limitation, ownership of interests representing a majority of total voting power in an entity, and "ownership" (and its corollaries) includes, without limitation, ownership of a majority of the equity interests in an entity.

     3. "Agreement" means this Agreement and all agreements, exhibits, schedules and appendices expressly annexed hereto.

     4. "Attorneys' And Other Fees" means attorneys' fees, accountants' fees, fees of other professionals, witness fees (including experts engaged by the parties, but excluding shareholders, officers, employees or partners of the parties), and any and all other similar fees incurred in the prosecution or defense of an Action Or Proceeding.

     5. "Costs And Expenses" means the cost to take depositions, the cost to arbitrate a dispute, if applicable, and the costs and expenses of travel and lodging incurred with respect to an Action Or Proceeding.

     6. "Person" means any individual, firm, corporation, trust, partnership (limited or general), limited liability company, sole proprietorship or association.

     7. "Prevailing Party" means the party who is determined to prevail by the court after its consideration of all damages and equities in an Action Or Proceeding, whether or not the Action Or Proceeding proceeds to final judgment. The court shall retain the discretion to determine that no party is the Prevailing Party in which case no party shall be entitled to recover its Costs And Expenses.

     8. "Reorganization Transaction" means any stock split, stock dividend, merger or consolidation involving the Company, any recapitalization of the Company, or any transaction involving the sale of all or substantially all of the assets of the Company.

     9. "Shares" means all of the issued and outstanding shares of the capital stock of the Company now owned or hereafter acquired by the Shareholders, including, without limitation, the shares purchased and to be purchased pursuant to the Stock Purchase Agreement.

     10. "Stock" means all issued and outstanding shares of the voting capital stock of the Company and includes the Shares.

     11. "Transfer" when used with reference to the Shares means any sale, transfer, assignment, pledge, grant of a security interest in, gift or other disposition of any of the Shares, or any right or interest therein, with or without consideration, directly or indirectly, whether voluntary or involuntary, by operation of law or otherwise.

                                  SCHEDULE 1

                        REPRESENTATIONS AND WARRANTIES

          Each individual Shareholder should initial each of the following representations, if applicable:
                 -------------

          MJS  (a)  Shareholder is a U.S. Person. (A "U.S. Person" includes (i)
          ---
any natural person resident in the United States, or (ii) any partnership or corporation organized or incorporated under the laws of the United States).

          MJS  (b)  Shareholder's individual net worth or joint net worth with
          ---
his spouse exceeds $1,000,000.

          MJS  (c)  Shareholder's income (including, but not limited to, salary,
          ---
bonus, interest and dividend income and vested contributions to any pension or profit sharing plan) was in excess of $200,000 in each of the last two years, and Shareholder reasonably expects an income in excess of $200,000 in this year.

          MJS  (d)  Shareholder's joint income with his spouse (including, but
          ---
not limited to salary, bonus, interest and dividend income and vested contributions to any pension or profit sharing plan) was in excess of $300,000 in each of the last two years, and Shareholder reasonably expects a joint income in excess of $300,000 in this year.

          MJS  (f)  Shareholder's investment in the Shares does not exceed 10%
          ---
of Shareholder's net worth or joint net worth with Shareholder's spouse.

                                                  SHAREHOLDER


                                                    /s/ Man Jit Singh
                                                 -----------------------------